 FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES EARNINGS FOR THE THIRD QUARTER

October 18, 2012-Honesdale, PA

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2012 of $2,200,000.  This represents a slight decrease from the $2,215,000 earned in the same three month period of 2011.  Earnings per share (fully diluted) were $.67 in the 2012 period, matching the $.67 earned in the similar period of last year.  Annualized return on average assets for the three months ended September 30, 2012 was 1.27% with an annualized return on average equity of 9.54%.  Net income for the nine months ended September 30, 2012 totaled $6,644,000, which is $1,285,000, or 24% higher than the similar period of 2011.  Earnings per share (fully diluted) for the nine months ended September 30, 2012 totaled $2.02 per share compared to $1.79 per share in the 2011 period.

Total assets as of September 30, 2012 were $698.7 million with loans receivable of $479.5 million, deposits of $541.6 million and stockholders’ equity of $92.0 million.  Total assets have increased $19.8 million during the twelve months ended September 30, 2012 due primarily to growth in deposits and the retention of earnings.

Loans receivable increased $24.7 million from September 30, 2011, including a $22.3 million increase in commercial loans and a $2.4 million increase in retail loans.

Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $14.4 million and 2.07% of total assets as of September 30, 2012 compared to $10.1 million and 1.48% of assets as of June 30, 2012 and $9.6 million or

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1.42% of total assets as of September 30, 2011.  The increase in non-performing assets during the current quarter is due primarily to one large commercial real estate credit.  The loan was transferred to nonaccrual status based on the borrower’s indication that they were no longer able to make the scheduled payments.  Net charge-offs were $1,334,000 for the quarter and totaled $1,767,000 for the nine months ended September 30, 2012 compared to $347,000 and $1,346,000, respectively, for the similar periods in 2011.  The current quarter includes a $1.0 million charge-off on the loan mentioned previously.  Based on the increase in charge-offs, the Company determined that it would be appropriate to provide $900,000 and $1,650,000 for potential future losses for the three and nine month periods ended September 30, 2012, respectively, compared to $425,000 and $1,075,000, respectively, for the similar periods in 2011.  The allowance for loan losses totaled $5,341,000 as of September 30, 2012 and represented 1.11% of total loans, decreasing slightly from $5,345,000 as of September 30, 2011 and 1.18% of total loans.

For the three months ended September 30, 2012, net interest income, on a fully taxable equivalent basis (fte), totaled $6,561,000, which represents a decrease of $12,000 compared to the similar period in 2011.  The decrease reflects the reduced earnings on loans and securities due to reinvestment at current lower market rates.  Net interest margin (fte) for the 2012 period was 4.07% compared to 4.13% for the similar period in 2011.  Net interest income (fte) for the nine months ended September 30, 2012 totaled $19,631,000, an increase of $2,415,000, or 14.0%, over the similar period in 2011.  The increase reflects loan growth recorded during the period as well as the increase in interest earning assets resulting from the North Penn Bancorp, Inc. (“North Penn”) acquisition that closed on May 31, 2011.  Net interest margin (fte) year to date for the 2012 period was 4.10% compared to 4.03% in 2011.

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Other income for the three months ended September 30, 2012 totaled $1,591,000 compared to $1,506,000 for the similar period in 2011.  The increase was principally due to increased gains on the sales of investment securities during the period.  For the nine months ended September 30, 2012, other income totaled $4,088,000 compared to $3,707,000 in the 2011 period.  The 2012 year-to-date period includes $143,000 in gains on the sale of $4.3 million of residential mortgage loans and servicing rights compared to $282,000 in similar gains on sales of $8.7 million of mortgage loans and servicing rights in the 2011 period.  Gains on the sales of investment securities totaled $1,318,000 on sales of $23.3 million for the 2012 year-to-date period compared to $768,000 on sales of $27.7 million in the 2011 period.  The proceeds from investment securities sales were reinvested to improve credit quality in the Company’s bond portfolio as well as to fund new securities purchases and loan growth.

Other expenses totaled $3,957,000 for the three months ended September 30, 2012, compared to $4,354,000 in the similar period of 2011.  Foreclosed real estate costs decreased $395,000 due primarily to costs incurred on one property in 2011 that was subsequently disposed of.  For the nine months ended September 30, 2012, other expenses totaled $12,061,000 compared to $11,824,000 for the similar period in 2011, an increase of $237,000 due to costs related to the operation of five offices acquired from North Penn in 2011.  The increases which are primarily included in salary and benefit costs, occupancy, and equipment expenses were largely offset by a $753,000 decrease in merger related costs and a $224,000 decrease in foreclosed real estate expenses.

Mr. Critelli commented, “Our results for the first nine months of 2012 reflect the positive impact of the acquisition of North Penn in 2011.  This has been somewhat offset by continued pressure from the slow economy on sectors of our customer base which has

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resulted in an increase in non-performing loans.  However, our core earnings remain strong, our net interest margin remains close to 4.00% and our capital levels remain well above peer.  We continue to work hard to identify and resolve problem credits, and we believe that we are well positioned to capitalize on opportunities available to us.  We look forward to serving our growing base of stockholders and customers as our economy slowly recovers from the extended economic downturn.”

Norwood Financial Corp., through its subsidiary Wayne Bank, operates sixteen offices in Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the acquisition of North Penn Bancorp, the ability to control costs and expenses, demand for real estate and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Non-GAAP Financial Measures

This release references tax-equivalent interest income and net interest income, which are non-GAAP (Generally Accepted Accounting Principles) financial measures.  Tax-equivalent interest income and net interest income are derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of interest income and net interest income on a tax–equivalent basis ensures comparability of interest income and net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2012	2011	2012	2011
Net interest income	$6,252	$6,263	$18,686	$16,362
Tax equivalent basis adjustment using 34% marginal tax rate	309	310	945	854
Net interest income on a fully taxable equivalent basis	$6,561	$6,573	$19,631	$17,216

Contact:	William S. Lance
Executive Vice President &
Chief Financial Officer
NORWOOD FINANCIAL CORP
570-253-8505
www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	September 30
	2012	2011
ASSETS
Cash and due from banks	$10,514	$12,472
Interest-bearing deposits with banks	24,825	25,577
Federal funds sold	0	0
Cash and cash equivalents	35,339	38,049

Securities available for sale	147,639	145,734
Securities held to maturity, fair value 2012: $175 and 2011: $177	172	171
Loans receivable (net of unearned Income)	479,501	454,832
Less: Allowance for loan losses	5,341	5,345
Net loans receivable	474,160	449,487
Investment in FHLB Stock, at cost	2,932	3,782
Bank premises and equipment, net	7,453	7,601
Bank owned life insurance	12,234	11,767
Foreclosed real estate owned	659	3,355
Accrued interest receivable	2,589	2,758
Goodwill	9,715	9,483
Other intangible assets	684	840
Other assets	5,121	5,854
TOTAL ASSETS	$698,697	$678,881

LIABILITIES
Deposits:
Non-interest bearing demand	$89,218	$78,500
Interest-bearing	452,372	448,013
Total deposits	541,590	526,513
Short-term borrowings	32,386	31,976
Other borrowings	27,533	27,716
Accrued interest payable	1,462	1,489
Other liabilities	3,775	4,274
TOTAL LIABILITIES	606,746	591,968

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2012: 3,371,849 shares, 2011: 3,371,866 shares	337	337
Surplus	24,728	24,647
Retained earnings	66,005	61,296
Treasury stock, at cost: 2012: 94,242 shares, 2011: 79,500 shares	(2,739)	(2,404)
Accumulated other comprehensive income	3,620	3,037
TOTAL STOCKHOLDERS' EQUITY	91,951	86,913

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$698,697	$678,881

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30		Nine Months Ended September 30
	2012	2011	2012	2011
INTEREST INCOME
Loans receivable, including fees	$6,429	$6,521	$19,233	$16,917
Securities	971	1,116	3,004	3,341
Other	9	18	20	42
Total Interest income	7,409	7,655	22,257	20,300

INTEREST EXPENSE
Deposits	897	1,054	2,800	2,871
Short-term borrowings	14	24	38	75
Other borrowings	246	314	733	992
Total Interest expense	1,157	1,392	3,571	3,938
NET INTEREST INCOME	6,252	6,263	18,686	16,362
PROVISION FOR LOAN LOSSES	900	425	1,650	1,075
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,352	5,838	17,036	15,287

OTHER INCOME
Service charges and fees	561	581	1,674	1,722
Income from fiduciary activities	96	106	274	324
Net realized gains on sales of securities	631	544	1,318	768
Gains on sale of loans and servicing rights	83	41	143	282
Earnings and proceeds on life insurance policies	132	130	395	330
Other	88	104	284	281
Total other income	1,591	1,506	4,088	3,707

OTHER EXPENSES
Salaries and employee benefits	2,102	2,129	6,300	5,662
Occupancy, furniture and equipment	512	489	1,489	1,295
Data processing related	222	233	670	635
Taxes, other than income	150	142	451	414
Professional Fees	157	171	583	296
Merger related expenses	-	16	18	771
FDIC Insurance assessment	94	102	290	317
Foreclosed real estate owned	(23)	372	184	408
Other	743	700	2,076	2,026
Total other expenses	3,957	4,354	12,061	11,824

INCOME BEFORE TAX	2,986	2,990	9,063	7,170
INCOME TAX EXPENSE	786	775	2,419	1,811
NET INCOME	$2,200	$2,215	$6,644	$5,359

Basic earnings per share	$0.67	$0.67	$2.03	$1.79

Diluted earnings per share	$0.67	$0.67	$2.02	$1.79

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2012	2011

Net interest income	$6,252	$6,263
Net income	2,200	2,215

Net interest spread (fully taxable equivalent)	3.87%	3.94%
Net interest margin (fully taxable equivalent)	4.07%	4.13%
Return on average assets	1.27%	1.28%
Return on average equity	9.54%	10.17%
Basic earnings per share	$0.67	$0.67
Diluted earnings per share	$0.67	$0.67

For the Nine Months Ended September 30

Net interest income	$18,686	$16,362
Net income	6,644	5,359

Net interest spread (fully taxable equivalent)	3.91%	3.80%
Net interest margin (fully taxable equivalent)	4.10%	4.03%
Return on average assets	1.30%	1.18%
Return on average equity	9.80%	9.35%
Basic earnings per share	$2.03	$1.79
Diluted earnings per share	$2.02	$1.79

As of September 30

Total assets	$698,697	$678,881
Total loans receivable	479,501	454,832
Allowance for loan losses	5,341	5,345
Total deposits	541,590	526,513
Stockholders' equity	91,951	86,913
Trust assets under management	113,233	104,331

Book value per share	$28.05	$26.40
Equity to total assets	13.16%	12.80%
Allowance to total loans receivable	1.11%	1.18%
Nonperforming loans to total loans	2.87%	1.38%
Nonperforming assets to total assets	2.07%	1.42%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	Sept 30	June 30	March 31	Dec 31	Sept 30
	2012	2012	2012	2011	2011
ASSETS
Cash and due from banks	$10,514	$9,135	$14,250	$8,974	$12,472
Interest-bearing deposits with banks	24,825	15,261	5,991	12,449	25,577
Federal funds sold	0	0	0	0	0
Cash and cash equivalents	35,339	24,396	20,241	21,423	38,049

Securities available for sale	147,639	144,720	148,489	150,263	145,734
Securities held to maturity	172	172	171	171	171
Loans receivable (net of unearned Income)	479,501	479,421	479,082	457,907	454,832
Less: Allowance for loan losses	5,341	5,775	5,618	5,458	5,345
Net loans receivable	474,160	473,646	473,464	452,449	449,487
Investment in FHLB stock	2,932	3,243	3,413	3,593	3,782
Bank premises and equipment, net	7,453	7,371	7,468	7,479	7,601
Foreclosed real estate owned	659	1,268	1,143	2,910	3,355
Goodwill and other intangibles	10,399	10,435	10,475	10,515	10,323
Other assets	19,944	19,616	20,665	20,011	20,379
TOTAL ASSETS	$698,697	$684,867	$685,529	$668,814	$678,881

LIABILITIES
Deposits:
Non-interest bearing demand	$89,218	$82,525	$78,339	$71,959	$78,500
Interest-bearing deposits	452,372	451,632	467,853	453,808	448,013
Total deposits	541,590	534,157	546,192	525,767	526,513
Other borrowings	59,919	54,771	43,479	49,464	59,692
Other liabilities	5,237	5,698	6,997	5,522	5,763
TOTAL LIABILITIES	606,746	594,626	596,668	580,753	591,968

STOCKHOLDERS' EQUITY	91,951	90,241	88,861	88,061	86,913

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$698,697	$684,867	$685,529	$668,814	$678,881

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	Sept 30	June 30	March 31	Dec 31	Sept 30
Three months ended	2012	2012	2012	2011	2011
INTEREST INCOME
Loans receivable, including fees	$6,429	$6,431	$6,373	$6,372	$6,521
Securities	971	1,007	1,026	1,087	1,116
Other	9	7	4	11	18
Total Interest income	7,409	7,445	7,403	7,470	7,655

INTEREST EXPENSE
Deposits	897	942	961	980	1,054
Borrowings	260	256	255	264	338
Total Interest expense	1,157	1,198	1,216	1,244	1,392
NET INTEREST INCOME	6,252	6,247	6,187	6,226	6,263
PROVISION FOR LOAN LOSSES	900	400	350	500	425
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	5,352	5,847	5,837	5,726	5,838

OTHER INCOME
Service charges and fees	561	559	554	533	581
Income from fiduciary activities	96	80	98	85	106
Net realized gains (losses) on sales of securities	631	285	402	205	544
Gains on sale of loans and servicing rights	83	66	(6)	(11)	41
Earnings and proceeds on life insurance	132	131	132	133	130
Other	88	85	111	83	104
Total other income	1,591	1,206	1,291	1,028	1,506

OTHER EXPENSES
Salaries and employee benefits	2,102	2,047	2,151	2,136	2,129
Occupancy, furniture and equipment , net	512	490	487	542	489
Foreclosed real estate owned	(23)	85	122	170	372
FDIC insurance assessment	94	97	99	76	102
Other	1,272	1,238	1,288	1,065	1,262
Total other expenses	3,957	3,957	4,147	3,989	4,354

INCOME BEFORE TAX	2,986	3,096	2,981	2,765	2,990
INCOME TAX EXPENSE	786	838	795	768	775
NET INCOME	$2,200	$2,258	$2,186	$1,997	$2,215

Basic earnings per share	$0.67	$0.69	$0.67	$0.61	$0.67

Diluted earnings per share	$0.67	$0.69	$0.67	$0.61	$0.67

Book Value per share	$28.05	$27.53	$27.14	$26.81	$26.40

Return on average equity (annualized)	9.54%	10.06%	9.81%	9.03%	10.17%
Return on average assets (annualized)	1.27%	1.33%	1.31%	1.18%	1.28%

Net interest spread (fte)	3.87%	3.95%	4.00%	4.03%	3.94%
Net interest margin (fte)	4.07%	4.14%	4.18%	4.21%	4.13%

Allowance for loan losses to total loans	1.11%	1.20%	1.17%	1.19%	1.18%
Net charge-offs to average loans (annualized)	1.11%	0.20%	0.16%	0.34%	0.30%
Nonperforming loans to total loans	2.87%	1.85%	1.88%	1.71%	1.38%
Nonperforming assets to total assets	2.07%	1.48%	1.48%	1.60%	1.42%